                                                                    EXHIBIT 21.1

                     UNITED COMPANIES FINANCIAL CORPORATION
                              LIST OF SUBSIDIARIES

                               DECEMBER 31, 1994


                                                                                              State of
Name                                                                                          Incorporation
- ----                                                                                          -------------
UNITED COMPANIES LIFE INSURANCE COMPANY . . . . . . . . . . . . . . . . . . . . . . .         Louisiana
UNITED COMPANIES LENDING CORPORATION  . . . . . . . . . . . . . . . . . . . . . . . .         Louisiana
UNITED PLAN INSURANCE AGENCY, INC.  . . . . . . . . . . . . . . . . . . . . . . . . .         Louisiana
UNITED COMPANIES MORTGAGE OF TENNESSEE, INC. (1)  . . . . . . . . . . . . . . . . . .         Tennessee
PELICAN MORTGAGE COMPANY, INC. (1)  . . . . . . . . . . . . . . . . . . . . . . . . .         Delaware
ADOBE, INC (2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Nevada
GINGER MAE(R), INC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Louisiana
UNICOR MORTGAGE(R), INC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Louisiana
UCFC ACCEPTANCE CORPORATION (1) . . . . . . . . . . . . . . . . . . . . . . . . . . .         Louisiana
UNITED COMPANIES REALTY AND DEVELOPMENT COMPANY, INC. . . . . . . . . . . . . . . . .         Louisiana
UNITED COMPANIES MANAGEMENT COMPANY, INC. . . . . . . . . . . . . . . . . . . . . . .         Louisiana
UNITED COMMUNICATIONS CORPORATION OF LOUISIANA, INC.  . . . . . . . . . . . . . . . .         Louisiana
UNITED GENERAL TITLE INSURANCE COMPANY  . . . . . . . . . . . . . . . . . . . . . . .         Louisiana
FOSTER MORTGAGE CORPORATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         Louisiana
SOUTHERN MORTGAGE ACQUISITION, INC. . . . . . . . . . . . . . . . . . . . . . . . . .         Louisiana

___________________
        (1)  Wholly-owned by United Companies Lending Corporation.
        (2)  Wholly-owned by Pelican Mortgage Company, Inc.





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